Schedule 14A Information

              Proxy Statement Pursuant to Section 14(a)
              of the Securities and Exchange Act of 1934
                      (Amendment No.          )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12


                            RICH COAST INC.
           (Name of Registrant as Specified in its Charter)


(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]Fee computed on the table below per Exchange Act Rules
   14a-6 (i) (4) and 0-11.

      (1)Title of each class of securities to which transaction applies:

      (2)Aggregate number of securities to which transaction applies:

      (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)Proposed maximum aggregate value of transaction:

      (5)Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)Amount previously paid:
      (2)Form, Schedule or Registration Statement No.:
      (3)Filing Party:
      (4)Date Filed:

February 23, 1998

To Our Shareholders:

     You are cordially invited to the 1998 Annual Meeting of Shareholders (the "Meeting") of Rich Coast Inc. (the "Company") to be held at the offices of the Company's counsel, Key & Mehringer, P.C., 555 Seventeenth Street, Suite 3405, Denver, Colorado 80202, on Tuesday, March 31, 1998 at 10:00 a.m. Mountain time.

     The formal Notice of the Meeting and Proxy Statement describing the matters to be acted upon at the Meeting are contained in the following pages. Shareholders also are entitled to vote on any other matters which properly come before the Meeting.

     Enclosed is a proxy which will enable you to vote your shares on the matters to be considered at the Meeting even if you are unable to attend the Meeting. Please mark the proxy to indicate your vote, date and sign the proxy and return it in the enclosed postage-paid envelope as soon as possible for receipt prior to the Meeting.

     WHETHER YOU OWN FEW OR MANY SHARES OF STOCK, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING EITHER BY ATTENDING IN PERSON OR BY RETURNING YOUR PROXY AS SOON AS POSSIBLE.

     Sincerely,



     James P. Fagan, President

                            Rich Coast Inc.
                           10200 Ford Road
                       Dearborn, Michigan  48126
                            (313) 582-8866



               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON MARCH 31, 1998



                                                February 23, 1998

To the Shareholders of Rich Coast Inc.:

     The 1998 Annual Meeting of Shareholders (the "Meeting") of Rich Coast Inc. (the "Company") will be held at the offices of the Company's counsel, Key & Mehringer, P.C., 555 Seventeenth Street, Suite 3405, Denver, Colorado 80202, on Tuesday, March 31, 1998, at 10:00 a.m., to consider and act upon the following matters:

1.   Election of five directors to terms expiring at the next annual meeting.

2. A proposal to amend Article FOURTH of the Company's Certificate of Incorporation to effect a reverse stock split of the Company's Common Stock of up to one-for-ten shares, at the discretion of the Board of Directors.

3. Approval of the 1997 Stock Option and Stock Bonus Plan, pursuant to which 4,500,000 shares of Common Stock are reserved for issuance as bonuses or upon exercise of stock options which may be granted to employees, officers or directors of, and consultants and advisers to, the Company; and
4. A proposal to change the state of incorporation of the Company from Delaware to Nevada.

    The transaction of such other business as may properly come before the Meeting or any adjournments thereof will be considered and acted upon. The Board of Directors is not aware of any other business to come before the Meeting. Pursuant to Bylaws, the Board of Directors has fixed the close of business on January 30, 1998, as the record date for determination of the shareholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed proxy which is solicited by the Board of Directors and to return it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.

     EACH SHAREHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO
VOTE IN PERSON AT THE MEETING.

                                    BY ORDER OF THE BOARD OF DIRECTORS,

                                    Robert W. Truxell, Chairman

                            Rich Coast Inc.
                            10200 Ford Road
                       Dearborn, Michigan  48126
                            (313) 582-8866



                            PROXY STATEMENT
                     ANNUAL MEETING OF SHAREHOLDERS
                             MARCH 31, 1998



                                              February 23, 1998

To Our Shareholders:

     This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation by the Board of Directors of Rich Coast Inc. (the "Company") of proxies to be used at the 1998 Annual Meeting (the "Meeting") to be held at the offices of the Company's counsel, Key & Mehringer, P.C., 555 Seventeenth Street, Suite 3405, Denver, Colorado 80202, on Tuesday, March 31, 1998, at 10:00 a.m., and at any adjournments or postponements thereof.
The Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting (collectively, the "Proxy Materials") are first being mailed to shareholders beginning on or about February 23, 1998.

                          GENERAL INFORMATION

Solicitation

     The enclosed proxy is being solicited by the Board of Directors of the Company. In addition to solicitations by mail, solicitations may be made by personal interview, telephone and telegram by directors and officers of the Company. No compensation will be paid to the directors and officers of the Company for the solicitation of proxies. The Company will reimburse banks, brokers and others holding shares in their names or the names of the nominees or otherwise for reasonable out-of-pocket expenses incurred in sending proxies and proxy materials to the beneficial owners of such shares. The cost of the solicitation will be borne by the Company.

Voting Rights and Votes Required

     Holders of shares of Rich Coast Inc. common stock, $0.001 par value, (the "Common Stock") at the close of business on January 30, 1998 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. On the Record Date, 17,862,226 shares of Common Stock were outstanding. Holders of Common Stock are entitled to one vote per share.

     The presence, in person or by proxy, of holders of one-third of the voting shares outstanding as of the Record Date constitutes a quorum for the transaction of business at the Meeting. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies. Abstentions will only count towards quorum requirements.

     As to the election of directors under "Proposal 1 - Election of Directors," the proxy card being provided by the Board enables a shareholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without respect to either
(i) broker non-votes or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     The affirmative vote of a majority of shares outstanding is required to approve Proposals 2 and 4. The affirmative vote of a majority of the votes cast at the Meeting by shareholders present or represented and entitled to vote on the proposal is required to approve Proposal 3.

     As to these proposals, a shareholder may: (i) vote "FOR" the proposal, or (ii) vote "AGAINST" the proposal, or (iii) "ABSTAIN" with respect to the proposal. These matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

     As to the other matters that may properly come before the Meeting, unless otherwise required by law, the Articles, or the Bylaws, a majority of the votes cast by shareholders shall be sufficient to approve the matter.

Voting and Revocability of Proxies

     Shares of Common Stock represented by all properly executed proxies received at the offices of the Company's Transfer Agent by 3:00 p.m., Pacific time, on March 27, 1998 will be voted as specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares of Common Stock represented by such proxy will be voted "FOR" the election of James P. Fagan, Robert W. Truxell, Thornton J. Donaldson, George P. Nassos, and Geoffrey Hornby as directors of the Company and "FOR" the proposals set forth in this Proxy Statement. Management and the Board of Directors of the Company know of no other matters to be brought before the Meeting other than as described herein. If any other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, the proxy holders named in the enclosed proxy intend to vote in their discretion on all matters on which the shares of Common Stock represented by such proxy are entitled to vote.

     The giving of the enclosed proxy does not preclude the right to vote in person should the shareholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by: providing notice in writing that the proxy is revoked; presenting to the Company a later-dated proxy; or by attending the Meeting and voting in person.

Annual Report

     The Company's Form 10-KSB for the fiscal year ended April 30, 1997, and Form 10-QSB for the quarter ended October 31, 1997, which are being mailed to shareholders with this Proxy Statement, contain financial and other information about the Company but are not incorporated into this Proxy Statement and are not to be considered a part of the Proxy Statement or soliciting materials.


                        SECURITY OWNERSHIP OF
               CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following tables sets forth the beneficial ownership of the Company's Common Stock as of December 31, 1997 by each Director and each Executive Officer named in the Summary Compensation Table, and by all Directors and Executive Officers as a group:

Name of Beneficial Owner/
Name of Director/ Identity of Group      Shares Beneficially Owned   Percent
of Class
Robert W. Truxell
Chairman/Director/Secretary              4,105,848  <F1>              20.09%

James P. Fagan
President/CEO/Director                   2,533,308  <F2>              12.70%

Thornton J. Donaldson
Director                                   283,856  <F3>               1.57%

Geoffrey Hornby
Director                                    54,192  <F4>                 *

George P. Nassos
Director                                   200,000  <F5>               1.11%

All directors and executive officers
as a group                               7,177,204  <F6>              30.97%


*    Less than 1%

<F1>
Includes: (i) 1,383,200 shares held jointly with his wife; (ii) currently exercisable options and warrants to purchase 200,000 shares at $0.18 per share; (iii) currently exercisable options to purchase 2,022,648 shares at $0.20 per share; and (iv) currently exercisable options to purchase 500,000 shares at $0.25 per share.

<F2>
Includes currently exercisable options and warrants to purchase:
(i)  281,544 shares at $0.20 per share;  (ii)      500,000 common shares at
$0.22 per share; and (iii) 1,443,364 shares at $0.25 per share.

<F3>
Includes currently exercisable options to purchase 210,000 shares at $0.25 per share and 50,000 shares at $0.18 per share.

<F4>
Includes currently exercisable options to purchase 50,000 shares at $0.18 per share.

<F5>
Includes currently exercisable options to purchase 200,000 shares at $0.18 per share.

<F6>
Includes securities reflected in footnotes 1-5.

     To the knowledge of the Management of the Company, the following table sets forth, as of December 31, 1997, the number of voting shares represented by the securities beneficially owned by any person (including any "group") who is known to the Company to be the beneficial owner of more than five percent of any class of the Company's voting securities outstanding on that date.

Name and Address of                Amount and Nature of
of Beneficial Owner                Beneficial Ownership       Percent of Class
Robert W. and Linda C. Truxell     4,105,848 <F1>             20.09%
10200 Ford Road
Dearborn, MI  48126

Alan Moore                         3,600,000 <F2>             21.74%
9441 LBJ Freeway
Suite 500
Dallas, TX  75243

James P. Fagan                     2,533,308 <F3>             12.70%
10200 Ford Orad
Dearborn, MI 48126

<F1>
Includes: (i) 1,383,200 shares held jointly; (ii) currently exercisable options and warrants to purchase 200,000 shares at $0.18 per share;
(iii) currently exercisable options to purchase 2,022,648 shares at $0.20 per share; and (iv) currently exercisable options to purchase 500,000 shares at $0.25 per share.

<F2>
Consists of currently exercisable warrants to purchase 3,600,000 common shares at $0.30 per share on or before January 10, 2006.

<F3>
Includes currently exercisable options and warrants to purchase:
(i) 281,544 shares at $0.20 per share; (ii) 500,000 common shares at $0.22 per share; and (iii) 1,443,364 shares at $0.25 per share.

     All percentages in this section were calculated on the basis of outstanding securities plus securities deemed outstanding pursuant to Rule 13d-3 (d)(1) under the United States Securities Act of 1934.

     Management is not aware of any arrangements or agreements pledging securities which could in the future result in a change of control of the Company.

                             MANAGEMENT

     Executive officers of the Company are elected by the Board of Directors, and serve for a term of one year and until their successors have been elected and qualified or until their earlier resignation or removal by the Board of Directors. There are no family relationships among any of the directors and executive officers of the Company.

     The following table sets forth names and ages of all executive officers and directors whose terms will not expire prior to the Annual Meeting, and all persons nominated to serve as directors and the positions and offices that each person holds with the Company:

Name, Age and
Municipality Residence         Office             Principal Occupation

Robert W. Truxell              Chairman of the     Chairman and Chief Executive
Bloomfield Hills, MI           Board and Director  Officer of Integrated Waste
Age:     73                    since January 1996; Systems, 1992-1995; President
                               Secretary since     of Microcel, Inc., 1990-1992;
                               December 1997       Vice-President of General
                                                   Dynamics, 1983-1990

James P. Fagan                 President and       President and Chief Operating
Dearborn, Michigan             Director since      Officer of Waste Reduction
Age:      47                   January 1996;       Systems 1992-1995;
                               Chief Executive     Vice-President of The Powers
                               Officer since       Fagan Group, Inc. 1990-1996
                               January 1997

Thornton J. Donaldson          Director since      Self-employed financial and
West Vancouver, B.C.           June 1984; Past     mining consultant; President
Age:     67                    President of the    of United Corporate Advisors
                               Company (June       Ltd. and Director of BYG
                               1984-January 1996)  Natural Resources Inc. (TSE
                                                   listed)

Geoffrey Hornby                Director since      Geological Engineer - 10
Vancouver, B.C.                June 1984           years experience in the
Age:     70                                        mining field and 23 years
                                                   experience in the forest
                                                   industry

George P. Nassos               Director since      Director of environmental
Glenview, IL                   August 1997         management program and
Age:     58                                        adjunct professor for Stuart
                                                   School of Business; 1996-
                                                   present-President-Fiber
                                                   Energy, Inc., an
                                                   environmental consulting
                                                   company; 1992-1995, Director
                                                   of Fiber Fuels division for
                                                   Cemtech LP; 1981-1992
                                                   employed by Chemical Waste
                                                   Management, Inc.


Michael M. Grujicich           Chief Financial     Director Sales Canada-WRS
Dearborn, MI                   Officer and         1993-1996, Director MRPII,
Age:     54                    Treasurer since     General Dynamics Land
                               August 1996         Systems Division 1983-1993,
                                                   Divisional Controller-
                                                   Rockwell International 1981-
                                                   1983


Meetings of the Board and Committees

     During the last full fiscal year the Board of Directors took action 12 times by unanimous consent after telephonic discussion among the members. No meetings of the Board of Directors took place.

     The following are members of the Company's Audit Committee:

     Thornton J. Donaldson
     Geoffrey Hornby
     Ronald Waltz, Comptroller, Rich Coast Inc.

     No meetings of the Audit Committee were held during the last full fiscal year.

Section 16(a) - Beneficial Ownership Reporting Compliance

     Section 16 (a) of the Securities Exchange Act of 1934 requires the
Company's directors and certain of its officers to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and Nasdaq. Executive officers and directors are required by SEC regulations to furnish the Company with copies of all Section
16 (a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company notes that its directors and officers are in compliance.

     COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets out the compensation received for the fiscal years ended April 30, 1995, 1996, and 1997 in respect to each of the individuals who were the Company's Chief Executive Officer at any time during that period and the Company's other four most highly compensated executive officers whose total salary and bonus exceeded $100,000 (the "Named
Executive Officers").


                   Summary Compensation Table


                                           Annual Compensation                     Long Term Compensation
                                                                                      Awards             Payouts
                                                                                            Restricted
                                                                          Securities       Shares or
                                                 Other Annual  Under Option/ Restricted   LTIP     All other
Name and                        Salary   Bonus   Compensation  SAR's granted Share Units  Payouts  Compensation
Principal Position (a) Year (b) ($) (c)  ($) (d)    ($) (c)        (#) (f)     ($) (g)    ($) (h)    ($) (i)

Robert W. Truxell/     1997     108,750  -0-     -0-            100,000      360,399      -0-      -0-
CEO                    1996      74,917  -0-     -0-            400,000        -0-        -0-      -0-
                       1995       N/A    N/A     N/A              N/A          N/A        N/A      N/A
Thornton J.            1997       8,800  -0-     -0-             10,000        -0-        -0-      -0-
Donaldson              1996      30,000  -0-     -0-            200,000        -0-        -0-      -0-
President/ CEO         1995      30,000  -0-     -0-              -0-          -0-        -0-      -0-

James P. Fagan         1997      117,873  -0-     -0-            100,000      180,000      -0-      -0-
CEO/President          1996      105,290  -0-     -0-            400,000        -0-        -0-      -0-
                       1995        N/A    N/A     N/A              N/A          N/A        N/A      N/A

                    Agreements with Management

     As part of the Agreement of Merger dated October 31, 1995, the Company entered into an Employment Contract with Robert W. Truxell pursuant to which he was compensated for serving as the Company's Chief Executive Officer and Chairman of the Board of Directors commencing in January 1996. Under the contract, Mr. Truxell received a salary of $150,000 per year until January 1, 1997 at which time he resigned as Chief Executive Officer but continues as Chairman of the Board at a salary of $125,000 per year for an additional five years.

     As part of the Agreement of Merger dated October 31, 1995, the Company entered into an Employment Contract with James P. Fagan pursuant to which he was compensated for serving as the Company's President and Chief Operating Officer commencing in January 1996. Under the contract, Mr. Fagan received a salary of $125,000 per year until January 1, 1997 at which time he became the Company's Chief Executive Officer and his salary was increased to $150,000 per year.


   Option/Stock Appreciation Rights ("SAR") Grants during the most recently completed Fiscal Year

     The following table sets out the stock options granted by the Company during the most recently completed fiscal year to the Named Executive Officers of the Company.

                Option/SAR Grants in Last Fiscal Year

                          Individual Grants
                    Number of Securities  % of Total Options/
                    Underlying            SARs Granted to
                    Options/SARs          Employees in Fiscal  Excercise or Base  Market Price on  Expiration
Name                Granted (#)           Year                 Price ($/Sh)       Date of Grant    Date
Robert W. Truxell   100,000               10.0%                $.75 <F1>          $.75 <F1>        05/09/2001
James P. Fagan      100,000               10.0%                $.75 <F1>          $.75 <F1>        05/09/2001

<F1>
Exercise price was reduced to $.25 per share, effective June 20, 1997.

          Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

     The following table sets out all Option/SAR exercises by the Named Executive Officers during the most recently completed fiscal year and the Option/SAR values for such persons as of the end of the most recently completed fiscal year.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR
Values
                                                                       Number of Securities     Value of Unexercised
                                                                       Underlying Unexercised   In-the-Money
                                                                       Options/SARs at          Options/SARs at
                                                                       FY-End (#)               FY-End ($)

                         Shares Acquired                               Exercisable/             Exercisable/
Name                     on Exercise (#)    Value Realized ($)         Unexercisable            Unexercisable
Robert W. Truxell        -0-                -0-                        500,000                  $-0-
                                                                        all exercisable
James P. Fagan           -0-                -0-                        500,000                  $-0-
                                                                        all exercisable

                      Compensation of Directors

     The following table summarizes options granted during the most recently completed fiscal year to the Directors of the Company (excluding the Named Executive Officers):

                                                                      Market Value of
                                   % of Total Options                 Securities
Name of Director  Securities       Granted to All      Exercise or    Underlying Options
and Officer       Under Options    Employees in the    Base Price     on the Date of Grant    Date of    Expiration
Fiscal Year-End   Granted (#)      Fiscal Year         ($/Securities) ($/Security)            Grant      Date
Randall Pow       10,000           1%                  $.25           $.25                    09/08/96   09/08/2001

     No pension or retirement benefit plan has been instituted by the Company and none is proposed at this time and there is no arrangement for compensation with respect to termination of the directors in the event of change of control of the Company.


                          PROPOSAL NO. 1
                      ELECTION OF DIRECTORS

     The Board of Directors has nominated all five of its current members for reelection. The Bylaws of the Company provide for a single class of not less than one director. Each director has a term which expires at the next meeting of shareholders at which directors are elected. Directors serve until the election and qualification of their successors or until their resignation, death, disqualification or removal from office. Vacancies on the Board of Directors may be filled by a majority of the remaining members. Directors elected to fill vacancies serve until the next annual meeting of shareholders and until their successors have been elected and qualified.

     The Board of Directors recommends a vote "FOR" the election of Messrs. Fagan, Truxell, Donaldson, Nassos and Hornby. Unless otherwise specified, the enclosed proxy will be voted "FOR" the election of the Board of Directors' slate of nominees. Neither Management nor the Board of Directors of the Company is aware of any reason which would cause any nominee to be unavailable to serve as a director. Discretionary authority may be exercised by the proxy holders named in the enclosed proxy to vote for a substitute nominee proposed by the Board of Directors if any nominee becomes unavailable for election.
At this time, the Board knows of no reason why any nominee might be unavailable to serve.


                          PROPOSAL NO. 2
            AMENDMENT TO CERTIFICATE OF INCORPORATION

     The Board of Directors has approved an amendment to the Certificate of Incorporation to effect a reverse stock split of the Company's Common Stock whereby up to ten shares of outstanding Common Stock will be exchanged for one share of Common Stock. If this Proposal is approved by the shareholders, the Board, in its discretion will determine the number of shares (up to ten) to be reverse split.


Effect of Approval of Proposal Number Two
     The following table illustrates the effects of the proposed amendment for a 1 for 10 reverse split and a 1 for 5 reverse split, respectively, on issued and outstanding shares of Common Stock as of December 31, 1997:

                              Prior to         After 1 for 10           After 1 for 5
Number of Shares              Amendment        Reverse Split            Reverse Split
Authorized                    100,000,000      100,000,000              100,000,000
Issued and Outstanding         17,711,119        1,771,112                3,542,224
Available for Future Issuance  82,288,881       98,228,880               96,457,776


     As of December 31, 1997 there were outstanding options and warrants to purchase ______ shares of Common Stock. The number of shares of Common Stock available for options and warrants and the number of such shares covered by outstanding options and warrants, and the exercise price for the options and warrants will be proportionately adjusted to reflect the reverse split. Shareholders of the Company do not have preemptive rights to subscribe for new shares that may be issued after the reverse stock split.

Effect of Reverse Stock Split, and Exchange of Certificates

     Holders of Common Stock will not be required to recognize any gain or loss as the result of the exchange of securities which is to occur in connection with the reverse stock split. The tax basis of the aggregate shares of Common Stock received by present shareholders will be equal to the basis of the aggregate shares of Common Stock surrendered. The holding period for shares of Common Stock received will include the holding period of Common Stock exchanged therefor for both tax and Rule 144 purposes.

     If Proposal Number Two is adopted by the shareholders, up to ten shares of pre-amendment Common Stock ("Old Common Stock") would be exchanged for one share of post-amendment Common Stock ("New Common Stock"). Persons holding shares of Old Common Stock may obtain shares of New Common Stock by surrendering certificates representing shares of Old Common Stock to the Company's transfer agent, Montreal Trust Company, 510 Burrard Street, 4th Floor Vancouver, BC V6C 389 (the "Transfer Agent"). If certificates representing shares of Old Common Stock have been lost or misplaced, each owner of the lost or misplaced certificates will need to contact the Transfer Agent for instructions to be followed in obtaining New Common Stock in exchange for such lost or misplaced certificates.

     To determine the number of shares of New Common Stock issuable to any record holder, the total number of shares represented by certificates issued in the name of that record holder as set forth on the records of the Transfer Agent (on the date upon which the reverse split becomes effective) will be divided by the number to be determined by the Board (not to exceed ten). The holder will, upon surrender of the share certificate(s) representing shares of Old Common Stock, receive a share certificate representing the appropriate number of shares of New Common Stock.


     No fractional shares of New Common Stock will be issued. Any fractional share will be rounded up to the next whole share.

     Holders of certificates of Old Common Stock will be required to transmit their certificates to the Transfer Agent if a holder wants to obtain shares of New Common Stock. The effective date of the reverse split will be the date the Certificate of Amendment is filed with the Secretary of State of Delaware. The Board of Directors of the Company will select an effective date of the reverse stock split following shareholder approval by filing the Certificate of Amendment on that date. The Company will give public notice (including notice to the Securities and Exchange Commission, the NASD, and by press release) of the proposed effective date of the reverse stock split at least ten days in advance of the proposed effective date. The Board of Directors may determine, despite shareholder approval of this Proposal, to not proceed with the reverse split if it deems such inaction to be in the best interests of the Company and its shareholders.

Reasons for the Reverse Stock Split

     Management and the Board of Directors have several reasons for proposing the reverse stock split. Currently there are approximately 17,711,119 shares of outstanding, which shares are trading on the NASDAQ Small Cap Market in small quantities at very low prices. The NASDAQ Small Cap Market has announced changes to its Small Cap Market maintenance requirements. The changes become effective on February 23, 1998. Currently, the Company would not meet the maintenance requirement of $1.00 minimum bid price. The Board believes it is very important for the Company to continue its NASDAQ listing. The Board believes listing on NASDAQ increases the likelihood of generating interest in the Company's stock by more members of the brokerage community and also enhances the likelihood for success of any financing efforts which might be undertaken by the Company in the future.

     After considerable review and discussion the Board of Directors has determined that meeting the minimum bid price of $1.00 per share would best be accomplished by reducing the number of shares of the Company's Common Stock outstanding, and it believes that such action is in the best interests of the Company and of its shareholders. The Board has determined the most effective means of achieving this reduction is a reverse stock split. A 1-for-10 reverse split would reduce the shares outstanding to approximately 1,771,112. Although the stock price will not necessarily increase ten fold, the post split price in such case would be approximately $4.37, assuming a pre-split bid price of $0.437. If the Board decided to effect one-for-five reverse split, the approximate post split price would be $2.18 based on a pre-split bid price of $0.437. There is no assurance that the post split price will reflect a proportionate adjustment in the stock price equal to the amount of the reverse split.

Anti-Takeover Implications

     Approval of the proposed amendment to Article Fourth will vest the Board of Directors with the power to issue additional shares of Common Stock. This power to issue additional shares of Common Stock could be used by incumbent management to make more difficult a change in control of the Company. However, the Board of Directors is proposing this amendment solely for the purpose of allowing the Company to maintain its listing on NASDAQ and is not proposing the amendment as an anti-takeover device.

     Both the Delaware law and the Company's Bylaws allow for indemnification of the Company's officers, directors, employees and agents. The availability of indemnification to directors for liability based upon their actions in choosing to issue shares in an attempt to resist a takeover could influence a director in choosing whether to approve the issuance of such shares.

Vote Required; Recommendation of Board and Management

     Approval of Proposal No. 2 requires the affirmative vote of a majority of the Company's outstanding shares. The Board of Directors and Management recommend that shareholders vote for the approval of the Amendment to Article Fourth of the Company's Certificate of Incorporation and the reverse stock split described therein.


                          PROPOSAL NO. 3
        APPROVAL OF 1997 STOCK OPTION AND STOCK BONUS PLAN

     On June 23, 1997, the Board of Directors of the Company adopted the 1997 Stock Option and Stock Bonus Plan (the "Plan"). On July 30, 1997, the Board amended the Plan, increasing to 4,500,000 shares of Common Stock that are reserved under the Plan and that may be issued as bonus shares or upon the exercise of options ("Options"). The Plan includes: (i) options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) non-qualified Options which are not intended to qualify as incentive Options; and (iii) shares issuable as compensation. As of December 31, 1997, non-qualified Options to purchase 2,342,348 shares and incentive Options to purchase 1,066,164 shares had been granted under the Plan. In addition, 50,000 Bonus Shares had been issued. Incentive Options granted under the Plan will become non-qualified Options if it is not approved by the Company's shareholders on or before June 23, 1998. Shareholder approval of the Plan is sought to permit the issuance of Options which will qualify as incentive Options pursuant to the Code.

     The Plan is intended to provide incentives to officers, directors, employees and other persons, including consultants and advisers, who contribute to the success of the Company by offering them the opportunity to acquire an ownership interest in it. The Board of Directors believes that this also will help to align the interests of the Company's management and employees with the interests of shareholders. The terms of the Plan concerning the incentive Options and non-qualified Options are substantially the same except that only employees of the Company or its subsidiaries are eligible to receive incentive Options; employees and other persons are eligible to receive non-qualified Options. The number of shares reserved for issuance under the Plan is a maximum aggregate so that the number of incentive Options and/or non-qualified Options that may be granted reduces the number of Bonus Shares which may be granted, and vice versa.




Administration of the Plan

     Although the Board of Directors has the authority to appoint a committee to administer the Plan, the Plan is currently administered by the Board. In addition to determining who will be granted Options or Bonus Shares, the Board determines when Options and Bonus Shares will be granted and the number of Options and Bonus Shares to be granted. The Board also may determine a vesting and/or forfeiture schedule for Bonus Shares and/or Options granted, the time or times when each Option becomes exercisable, the duration of the exercise period for Options and the form or forms of the agreements, certificates or other instruments evidencing grants made under the Plan. The Board also may impose additional conditions or restrictions not inconsistent with the provisions of the Plan. The Board may adopt, amend and rescind such rules and regulations as in its opinion may be advisable for the administration of the Plan.

     The Board also has the power to interpret the Plan and the provisions in the instruments evidencing grants made under it, and is empowered to make all other determinations deemed necessary or advisable for the administration of it. Unless sooner terminated by the Board, the Plan will terminate on June 23, 2007. Neither Bonus Shares nor Options can be granted after that date, although Options granted before the Plan terminates will expire in accordance with their terms, even if after the Plan termination date.

Eligibility

     Participants in the Plan may be selected from employees, officers and directors of, and consultants and advisors to, the Company and its subsidiary and affiliated companies. The Board may take into account the duties of persons selected, their present and potential contributions to the success of the Company and such other considerations as the Board deems relevant to the purposes of the Plan.

     The grant of Options or Stock Bonuses under the Plan does not confer any rights with respect to continuation of employment, and does not interfere with the right of the recipient or the Company to terminate the recipient's employment, although a specific grant of Options or Shares may provide that termination of employment or cessation of service as an employee, officer, director, or consultant may result in forfeiture or cancellation of all or a portion of the Bonus Shares or Options.

Adjustment

     In the event a change, such as a stock split, is made in the Company's capitalization which results in an exchange or other adjustment of each share of Common Stock for or into a greater or lesser number of shares, appropriate adjustments will be made to unvested Bonus Shares and in the exercise price and in the number of shares subject to each outstanding Option. If Proposal No. 2 is approved and the Board decides to proceed with a reverse split then the number of shares of Common Stock available for options and the number of such shares covered by outstanding options, and the exercise price of each outstanding Option will be proportionately adjusted to reflect the reverse split. The Board also may make provisions for adjusting the number of Bonus Shares or shares underlying outstanding Options in the event the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of the Company's outstanding Common Stock. Options and Bonus Shares may provide that in the event of the dissolution or liquidation of the Company, a corporate separation or division or the merger or consolidation of the Company, the holder may exercise the Option on such terms as it may have been exercised immediately prior to such dissolution, corporate separation or division or merger or consolidation and that Bonus Shares will vest immediately. The Plan also provides that in the event of a tender offer or exchange offer for the Company, certain mergers or consolidations, or certain changes in control of the Company or of its Board of Directors, outstanding Options and Bonus Shares previously subject to vesting provisions will vest immediately.

Sale of Bonus Shares and Shares Underlying Options

     The Company hopes to file in the near future a Registration Statement with the Securities and Exchange Commission to permit public sale of the Bonus Shares and the shares of Common Stock purchased upon exercise of the Options issued under the Plan without limitation by persons who are not "affiliates" of the Company and to permit public sale, subject to the volume, manner and notice of sale provisions of Rule 144 under the Act, by persons who are "affiliates" of the Company. "Affiliates" of the Company are persons who, directly or indirectly, control, are controlled by, or are under common control with, the Company or its subsidiaries. Control is presumed to exist in circumstances of beneficial ownership of 10% or more of an entity's voting securities. If the Company does not file such a registration statement, or until one is filed, the Bonus Shares and shares underlying the Options will be restricted securities under Rule 144.

Other Provisions

     The exercise price of any incentive Option granted under the Plan must be no less than 100% of the "fair market value" of the Company's Common Stock on the date of grant. The exercise price of any non-qualified Option granted under the Plan must be no less than 80% of the fair market value on the date of grant. Fair market value is defined in the Plan as the most recent closing sale price of the Common Stock as reported by Nasdaq.

     The exercise price of an Option may be paid in cash, in shares of the Company's Common Stock or other property having a fair market value equal to the exercise price of the Option, or in a combination of cash, shares and property. The Board of Directors shall determine whether or not property other than cash or Common Stock may be used to purchase the shares underlying an Option and shall determine the value of the property received.

Income Tax Consequences of the Plan

     The incentive Options issuable under the Plan are structured to qualify for favorable tax treatment to recipients provided by Section 422 of the Internal Revenue Code of 1986, as amended (the"Code"). Pursuant to Section
422 of the Code, optionees will not be subject to federal income tax at the time of the grant or at the time of exercise of an incentive Option. In addition, provided that the stock underlying the Option is not sold within two years after the grant of the Option and is not sold within one year after the exercise of the Option, then the difference between the exercise price and the sales price will be treated as long-term capital gain or loss. The Company will not be entitled to receive any income tax deductions with respect to the granting or exercise of incentive Options or the sale of the Common Stock underlying the Options. The exercise price of incentive Options granted cannot be less than the fair market value of the underlying Common Stock on the date the Options were granted. In addition, the aggregate fair market value (determined as of the date an Option is granted) of the Common Stock underlying the Options granted to a single employee which become exercisable in any single calendar year may not exceed the maximum permitted by the Code for incentive Options. This amount currently is $100,000. No incentive
Option may be granted to an employee who, at the time the Option would be granted, owns more than ten percent of the outstanding stock of the Company unless the exercise price of the Options granted to the employee is at least 110% of the fair market value of the stock subject to the Option and the Option is not exercisable more than five years from the date of grant.

     Non-qualified Options will not qualify for the special tax benefits given to incentive Options under Section 422 of the Code. An optionee does not recognize any taxable income at the time he or she is granted a non-qualified Option. However, upon exercise of the Option, the optionee recognizes ordinary income for federal income tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. The ordinary income recognized by the optionee will be treated as wages and will be subject to income tax withholding by the Company. Upon an optionee's sale of shares acquired pursuant to the exercise of a non-qualified Option, any difference between the sale price and the fair market value of the shares on the date when the Option was exercised will be treated as long-term or short-term capital gain or loss. Upon an optionee's exercise of a non-qualified Option, the Company will be entitled to a tax deduction in the amount recognized as ordinary income to the optionee.

     With respect to Bonus Shares, generally, a grantee will recognize as ordinary income the fair market value of the Bonus Shares as of the date of receipt. The ordinary income recognized by the grantee will be treated as wages and will be subject to income tax withholding by the Company. The Company will be entitled to a tax deduction in the amount recognized as ordinary income to the grantee.

New Plan Benefits

     An aggregate of 3,858,512 in Stock Bonuses and Options to purchase shares of Common Stock have been granted since adoption of the Plan by the Board of Directors.

     The following table sets forth information concerning the Options and Stock Bonuses which have been granted pursuant to the Plan since its adoption to: the Company's Chief Executive Officer and each other executive officer of the Company required to be named in the Summary Compensation Table; to all current executive officers of the Company as a group; and to all other employees, including all current officers who are not executive officers, as a group:

                              Number of Shares of
                              Common Stock               Exercise or        Market Price on
Name                          Underlying Options (#)     Base Price ($/Sh)  Date of Grant ($/Sh)
Robert W. Truxell             1,032,348                  $.20               $.25
                                200,000                  $.18               $.22
Thornton J. Donaldson            50,000                  $.18               $.22
James P. Fagan                  516,164                  $.25               $.25
                                500,000                  $.22               $.22
All Other Executive Officers      -0-                     -0-                -0-
Non-Officer Directors           250,000                  $.18               $.22
All Others, including Non-    1,260,000                  $.18               $.22
Executive Officers               50,000                  $.22               $.22

Vote Required; Recommendation of Board

     Approval of the Plan requires the affirmative vote of the majority of shares represented at the Annual Meeting of Shareholders.

     The Board of Directors recommends that shareholders vote "FOR" the adoption of the Plan, as it provides a means of compensating management of the Company without utilizing the Company's cash resources. In addition, the Board of Directors believes that the Plan will better align the interests of the Company's employees, officers, directors, consultants and advisors with the interests of the Company's shareholders by providing for increased share ownership which will provide an additional incentive for those persons to work for the success of the Company and to maximize shareholder value. The Board of Directors believes that the Plan provides an incentive for those persons to put forth maximum efforts for the Company's success in order to maximize the value of the compensation provided to them through the Bonus Shares and Stock Options.


                            PROPOSAL NO. 4
            APPROVAL TO CHANGE THE STATE OF INCORPORATION
                       FROM DELAWARE TO NEVADA


     The following discussion summarizes certain aspects of the proposal to change the state of incorporation of the Company from Delaware to Nevada (the "Reincorporation Merger"). The Reincorporation Merger will be effected pursuant to an Agreement and Plan of Merger (the "Reincorporation Merger Agreement") between Rich Coast Inc., a Delaware Corporation ("RC-Delaware") and Rich Coast Inc., a Nevada corporation ("RC-Nevada").

Principal Reasons for Reincorporation in Nevada

     The Board of Directors of the Company believes that the best interests of the Company and its shareholders will be served by changing the Company's state of incorporation from Delaware to Nevada. Most importantly, the annual taxes and fees charged by the State of Nevada are significantly less than those charged by the State of Delaware. For the fiscal year ending
April 30,1998, the Company anticipates it will be required to pay $7,000 to the State of Delaware. If the Company becomes profitable and/or its total assets increase, the fees will increase substantially. If the Company reincorporates in Nevada, its annual fees will be less than $100 per year.

     Operating the Company as a Nevada corporation will not interfere with, nor substantially differ from, the present corporate activities of the Company.
As a Nevada corporation, RC-Nevada will be governed by the Nevada Revised Statute (the "Nevada Statute"), whereas RC-Delaware is governed by the Delaware General Corporation Law (the "Delaware Law"). The Board of Directors has reviewed and analyzed the Nevada Statute and believes that it is a comprehensive, flexible legal structure under which to operate. Because of differences in the laws of these states, rights of the Company's shareholders will change in several material respects as a result of the proposed reincorporation.

Certain Changes in the Rights of Shareholders Resulting from the Reincorporation Merger and the Effects Thereof

     Although it is impracticable to describe all of the differences between the corporation laws of Delaware, the state in which the Company is incorporated, and the laws of the State of Nevada, the state in which RC-Nevada is incorporated, the following is a summary of certain significant differences between the rights which shareholders have as holders of shares of RC-Delaware Common Stock, and those which they would have as holders of shares of RC-Nevada Common Stock.

1.   Shareholder Vote for Certain Matters

     Both the Delaware Law and the Nevada Statute require an affirmative vote of a majority of the outstanding stock in order to approve a merger (other than certain parent-subsidiary mergers) or the sale, lease or exchange of all or substantially all of the corporation's assets. The Delaware Certificate of Incorporation (the "Delaware Certificate") and the Nevada Articles of Incorporation (the "Nevada Articles") are silent regarding such a vote. Accordingly, both the Delaware Certificate and Nevada Articles by operation of law provide for a majority shareholder vote to approve such transactions.

     The Delaware Law and the Nevada Statute both permit a subsidiary corporation to merge into its parent corporation without approval of shareholders of either corporation. This provision applies under both statutes when the parent owns at least 90% of the subsidiary.

2.   Removal of Directors

     Under both the Delaware Law and the Nevada Statute, any director or the entire board of directors may be removed, with or without cause, upon the vote of the shares entitled to vote in the election of directors at a meeting expressly called for such purpose. Under Delaware Law, a majority vote is required to remove a director. Under the Nevada Statute a director may be removed by the vote of shareholders representing not less than two-thirds of the outstanding shares entitledto vote.

3.   Cumulative Voting

     Under both the Delaware Law and the Nevada Statute, cumulative voting is not required unless provided for in the Certificate of Incorporation or Articles of Incorporation. Neither the Delaware Certificate nor the Nevada Articles provide for cumulative voting.

4.   Dividends

     A Delaware corporation, subject to any restrictions contained in its certificate of incorporation, may pay dividends upon the shares of its capital stock either: (i) out of its surplus; or (ii) in case there shall be no such surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year subject to certain conditions. A Nevada corporation may make a distribution to its stockholders, but no distribution may be made if , after giving it effect:
(i) the corporation would not be able to pay its debts as they become due in the usual course of business; or (ii) except as otherwise specifically allowed by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

5.   Special Meetings of Shareholders

     Under the Delaware Law, special meetings of the stockholders may be called by the board of directors or by such other person or persons as may be authorized by the certificate of incorporation or by the bylaws. The bylaws of RC-Delaware provide that special meetings may be called by the directors or by any officer instructed by the directors to call the meeting. There is no comparable provision in the Nevada Statute. The bylaws of RC-Nevada provide that special meetings shall be called by the President or by the Board of Directors.


6.   Shareholder Action by Written Consent

     The Delaware Law and the Nevada Statute both provide that any action required to be taken at a meeting of shareholders may be taken without a meeting if the shareholders consent in writing to the action proposed to be taken. In both states, such a consent must be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

7.   Indemnification

     The Delaware Law and the Nevada Statute each specify certain circumstances when a corporation must, and other circumstances when it may, indemnify its officers, directors, employees and agents against legal expenses and liabilities. Both states provisions are generally the same. Both the Delaware Law and the Nevada Statute require, unless ordered by a court, a finding to be made: that the officer, director, employee or agent has met the required standard of conduct by majority vote of the board of directors for which the quorum does not consist of parties to the proceeding; or by a majority vote of a committee of the board consisting of two or more directors not parties to the proceeding; or by independent legal counsel in a written opinion; or by shareholder approval. Neither the provisions of the Nevada Statute nor the Delaware Law are exclusive, and both permit indemnification as provided under any bylaw, agreement, vote of shareholders or of disinterested directors, or otherwise.

     Both the Delaware Certificate and the Nevada Articles require indemnification to the fullest extent allowable under the Delaware Law and the Nevada Statute, respectively.

8.   Directors' Liability

     The Delaware Law permits a corporation, with the approval of its shareholders, to eliminate or limit personal liability of its directors, except for liability arising in connection with (i) a breach of the duty of loyalty; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) the payment of unlawful dividends and approval of certain other actions prohibited by law; or (iv) a transaction from which an improper personal benefit is derived. The Nevada Statute permit a corporation to eliminate or limit personal liability of its directors, except for liability arising in connection with (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (ii) the payment of distributions in violation of the Nevada Statute. Under both the Delaware Certificate and the Nevada Articles, the applicable provisions of the respective statutes are restated.

9.   Amendment and Repeal of Bylaws

     The Delaware Law provides that the power to adopt, amend or repeal bylaws shall be in the stockholders unless specifically reserved to the directors in the corporation's certificate of incorporation. Such provision does not limit the stockholders' power to do so in either case. There is no similar provision in the Nevada Statute. The Delaware Certificate states that the power to adopt, amend, or repeal the bylaws is reserved to the Board of
Directors.   The Nevada Articles are silent with respect to amendment and repeal of the bylaws of RC-Nevada, but the bylaws of RC-Nevada which have been adopted by the Board of Directors state that the power to adopt, amend or repeal the bylaws is reserved to the Board. The bylaws adopted by the Board are subject to any bylaws that may be adopted by the shareholders.

10.  Stock Repurchases

     The Delaware Law provides that a corporation may acquire its own shares. No purchase of shares may be made when such a purchase would cause any impairment of the capital of the corporation. Under the Nevada Statute a corporation may acquire its own shares. However, no such purchase can be made if, after giving effect to the purchase: (i) the corporation would not be able to pay its debts as they become due in the usual course of business; or
(ii) the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy preferential rights (if any) of stockholders upon dissolution.

11.  Loans to Employees and Directors

     The Delaware Law permits loans or guarantees to any officer or other employee, including any officer or employee who is a director, whenever, in the judgment of the directors, such a loan or guarantee may reasonably be expected to benefit the corporation. The Nevada Statute does not contain specific restrictions on loans or guarantees to or for the benefit of any employee. However, it does require that any contract or transaction between the corporation and an officer or director either: (i) must be approved by a majority vote of the disinterested directors, or a majority vote of outstanding shares (including shares owned by the interested director or officer) and in either instance the officer's or director's interest in the transaction is known; or (ii) must be fair to the corporation.

12.  Appraisal Rights

     Under the Delaware Law and the Nevada Statute, shareholders, in certain circumstances, have the right to dissent form certain corporate reorganizations and mergers, provided certain statutory procedures are followed. A shareholder exercising his right to dissent may demand payment in cash for his shares equal to their fair value, excluding any appreciation or depreciation in anticipation of the transaction (although such appreciation or depreciation may be included in determining fair value if its exclusion would be unfair). Fair value is determined by an appropriate court upon the petition of the shareholder. See "Rights of Dissenting Shareholders" below.

     The Delaware Law provides that shareholders who neither voted in favor of a merger or consolidation nor consented thereto in writing shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares. Appraisal rights are available for the shares of any class or shares of stock of a constituent corporation in a merger or consolidation. In addition, any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation.

     The Nevada Statute provides that a stockholder is entitled to dissent from and obtain payment of the fair market value of his shares in the event of the following corporate action: (a) consummation of a plan of merger to which the domestic corporation is a party (i) if approval by the stockholders is required for the merger and he is entitled to vote on the merger, or (ii) in certain circumstances, if the domestic corporation is a subsidiary and is merged with its parent; (b) consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan; (c) any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

13.  Tender Offers and Takeover Bids

     The Delaware Law does not regulate the making of tender offers or takeover bids. The Nevada Statute contains provisions that apply (unless the articles of incorporation or bylaws in effect on the 10th day following the acquisition of a controlling interest provide otherwise) to any acquisition of a controlling interest in an issuing corporation. The articles of incorporation or bylaws may impose stricter requirements on the acquisitions of a controlling interest in the corporation. The Nevada Statute does not restrict the directors of an issuing corporation from taking action to protect the interests of the corporation and its stockholders, including, but not limited to, adopting or executing plans, arrangements or instruments that deny rights, privileges, power or authority to a holder of a specified number or percentage of share ownership or voting power.

     An "issuing corporation" is defined as a Corporation which is organized in Nevada and has 200 or more stockholders, at least 100 of whom are stockholders of record and residents of Nevada, and does business in Nevada. Based on current operations, these provisions under the Nevada Statute would not apply to RC-Nevada.

Rights of Dissenting Shareholders

     Shareholders of the Company will have the right to dissent from the action of other shareholders in approving the Reincorporation Merger. If the Reincorporation Merger is consummated, all Rich Coast shareholders who properly exercise their dissenters' rights would be entitled to rights of appraisal under the Delaware Law. A copy of the applicable provisions of the Delaware Law, Section 262, specifying the procedures to be followed by a dissenting shareholder is reprinted in its entirety as Exhibit A.

     STRICT COMPLIANCE WITH THE DELAWARE LAW WILL BE NECESSARY TO
RETAIN SUCH RIGHTS.  THE FOLLOWING SUMMARY IS NOT A COMPLETE
STATEMENT OF THE PROVISIONS OF SECTION 262 OF THE DELAWARE LAW AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO SECTION 262, A COPY OF WHICH IS ATTACHED AS EXHIBIT A TO THIS PROXY STATEMENT.

     A shareholder of Rich Coast has the right to dissent only as to all of the shares registered in his name (or part of the shares registered in his name only if he dissents with respect to all of the shares beneficially owned by any one person) from the action of the other shareholders in approving the Reincorporation Merger. Any shareholder who wishes to dissent and obtain payment for his shares must file with the Company, prior to the Annual Meeting, a written notice of his intention to demand that he be paid fair compensation for his shares if the Reincorporation Merger is consummated, and must refrain from voting his shares "FOR" Proposal No. 4. A shareholder who fails in either respect will not acquire a right to payment for his shares. If a shareholder returns an unmarked proxy, such proxy will be voted "FOR" all proposals listed on the proxy which are unmarked, and thus, an unmarked proxy with respect to Proposal No. 4 will be a vote "FOR" the Reincorporation
Merger and would constitute a waiver of the shareholder's appraisal rights. A shareholder who abstains from voting by marking "ABSTAIN" on his proxy with respect to Proposal No. 4 will not be considered to have waived his appraisal rights.

     If the Reincorporation Merger is consummated, Rich Coast will mail within ten days of consummation a notice to all shareholders who gave due notice of intention to demand payment and who refrained from voting "FOR" the Reincorporation Merger. The notice will state that the merger has become effective. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing such notice, demand in writing from RC-Nevada the appraisal of such holder's shares.

     Within 120 days after the effective date of the Reincorporation Merger any stockholder who has complied with the previously mentioned provisions and is entitled to appraisal rights may file a petition with the Court of Chancery demanding a determination of the value of the stock for all such stockholders. Within 60 days after the effective date, any stockholder may withdraw his demand for appraisal. Furthermore, within 120 days after the Reincorporation Merger, any stockholder who is in compliance shall be entitled to receive from the surviving corporation a statement setting forth the aggregate number of shares not voted in favor of the Reincorporation Merger and with respect to which demands for appraisal have been received.

     Upon filing a petition, service shall be made on the surviving company which will, within 20 days, file a verified list with the names and addresses of all stockholders who have demanded payment with the Register in Chancery. The Register in Chancery shall give notice of the time and place fixed for the hearing of such petition. At the hearing, the Court will determine the stockholders who have complied with the Delaware Law and are entitled to appraisal rights. Then the Court will determine the fair value of the shares, as well as interest, and will direct the surviving company to pay these amounts to each stockholder. The costs of the preceding may be determined by the Court and allocated to the parties as the Court deems equitable.

     For more detailed information as to rights of dissenting shareholders and the procedures to be followed in the event of a dissension, shareholders are referred to Section 262 of the Delaware Law, a copy of which is attached as Exhibit A. A VOTE AGAINST PROPOSAL NO. 4 WILL NOT IN ITSELF CONSTITUTE THE WRITTEN DEMAND REQUIRED BY THE DELAWARE LAW TO ENTITLE A SHAREHOLDER TO PAYMENT FOR HIS SHARES.

The Reincorporation Merger

Effective Date

     The Reincorporation Merger will be consummated and take effect on such date (the "Effective Date") as the Certificate/Articles of Merger are filed with the Secretary of State of the State of Nevada and the Secretary of State of the State of Delaware. Such filings are anticipated to be made as soon as practicable following the adoption and approval of the Reincorporation Merger Agreement by the shareholders of RC-Delaware.

Capitalization of RC-Nevada; Stock Certificates

     RC-Nevada will have authority to issue 100,000,000 shares of Common Stock, par value $.001 per share.

     In the Reincorporation Merger, RC-Delaware Common Stock will be converted, without any action on the part of the holders thereof, share for share into RC-Nevada Common Stock. All shares of RC-Nevada Common Stock to be issued in the Reincorporation Merger will be fully paid and non-assessable. As holders of stock in RC-Nevada, the RC-Nevada shareholders will have the rights provided in the Nevada Articles and the Nevada Statute. See "Certain Changes in the Rights of Shareholders Resulting from the Reincorporation Merger and the Effects Thereof."

     IT WILL NOT BE NECESSARY FOR HOLDERS OF RC-DELAWARE COMMON STOCK TO SURRENDER THEIR CERTIFICATES FOR NEW CERTIFICATES REPRESENTING RC-NEVADA COMMON STOCK.

     After the Reincorporation Merger, certificates which previously represented shares of RC-Delaware Common Stock will be deemed to represent an equal number of shares of RC-Nevada Common Stock, unless the reverse stock split described proposal No. 2 has been effected, in which case the number of shares represented will need to be adjusted to reflect the reverse stock split. Certificates representing RC-Nevada Common Stock will be replaced only when submitted to the Transfer Agent with a request that they be so replaced or when they are presented for transfer.

     Options or warrants to acquire RC-Delaware Common Stock which are outstanding immediately prior to the Reincorporation Merger will be converted into options or warrants to purchase the same number of shares of RC-Nevada Common Stock on the same terms and conditions as in effect immediately prior to the Reincorporation Merger, and after an adjustment for the reverse split has been taken into account.

Indebtedness of the Company

     All indebtedness of RC-Delaware outstanding on the Effective Date will be assumed by RC-Nevada in connection with the Reincorporation Merger.

Certain Federal Income Tax Consequences

     The Company's management believes that, for federal income tax purposes:

1. No gain or loss will be recognized by RC-Delaware, RC-Nevada or shareholders of RC-Delaware (other than dissenting shareholders; see "Rights of Dissenting Rich Coast Shareholders") by reason of the consummation of the Reincorporation Merger;

2. Each shareholder's tax basis in the RC-Nevada Common Stock into which his RC-Delaware Common Stock is converted will be the same as the tax basis of the RC-Delaware Common Stock held by him immediately prior to the consummation of the Reincorporation Merger; and

3. A shareholder who holds RC-Delaware Common Stock as a capital asset will include in his holding period for RC-Nevada Common Stock the period during which he held RC-Delaware Common Stock.

     The receipt of cash pursuant to the exercise of dissenters' rights will be a taxable transaction for federal income tax purposes to the shareholders receiving such cash. A dissenting RC-Delaware shareholder who owns no shares of RC-Nevada Common Stock after the Effective Date (either directly or constructively pursuant to Section 318 of the Internal Revenue
Code) will recognize gain or loss measured by the difference between the cash received and his adjusted tax basis in the shares of RC-Delaware
Common Stock exchanged therefor.

     No information is provided herein as to the state, local or foreign tax consequences of the Reincorporation Merger. The federal income tax discussion set forth above is for general information only. Each shareholder is urged to consult his own tax advisor as to these and any other tax consequences of the Reincorporation Merger.




Vote Required; Recommendation of Board

     Approval of Proposal No. 4 requires the affirmative vote of a majority of the Company's outstanding shares. The Board of Directors and Management recommend that shareholders vote for approval of the Reincorporation Merger.


                      PRINCIPAL ACCOUNTANTS

     The Board of Directors has not yet selected a principal accountant to audit the Company's financial statements for the fiscal year ending April 30, 1998. The firm of Smythe Ratcliffe, Chartered Accountants in British Columbia, was the Company's principal accountant for the year ended April 30, 1997. Since the Company is now domiciled in the United States, the Board is considering whether it would be in the Company's best interest to engage an accounting firm in the U.S. The Board of Directors is in the process of interviewing U.S. accounting firms, and intends to make a decision in the next month. A representative of Smythe Ratcliffe will not be present at the Annual Meeting of Shareholders.

                            OTHER MATTERS

     Management and the Board of Directors of the Company know of no matters to be brought before the Meeting other than as set forth herein. However, if any such other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, it is the intention of the proxy holders named in the enclosed proxy to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.

                        SHAREHOLDER PROPOSALS

     Any proposal which a shareholder may desire to present at the 1998 Annual Meeting of Shareholders must be received in writing by the Secretary of the Company not later than October 26, 1998.

                                          BY ORDER OF THE BOARD OF DIRECTORS,



                                          Robert W. Truxell, Chairman

                                PROXY



                           RICH COAST INC.
                           10200 Ford Road
                      Dearborn, Michigan  48126
                           (313) 582-8866



         PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  RECEIPT OF ANNUAL REPORT AND PROXY STATEMENT HEREBY IS ACKNOWLEDGED

     The undersigned hereby constitutes and appoints James P. Fagan and Robert
W. Truxell, or either of them, with full power of substitution, as proxies to vote on behalf of the undersigned all shares which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the offices of the Company's counsel, Key & Mehringer, P.C., 555 Seventeenth Street, Suite 3405, Denver, Colorado 80202, on Tuesday, March 31, 1998, at 10:00 a.m., Mountain time, and at any adjournment or adjournments thereof, upon the following:

      Proposal No. 1 - Election of Directors

                          For                        Abstain
      James P. Fagan     /   /                       /   /
      Robert W. Truxell  /   /                       /   /
      Thornton Donaldson /   /                       /   /
      Geoffrey Hornby    /   /                       /   /
      George P. Nassos   /   /                       /   /

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

     _________________________________________________________________________
     Proposal No. 2 - Amendment to Certificate of Incorporation

         For /   /      Against     /   /            Abstain     /   /

     Proposal No. 3 - Approval of 1997 Stock Option and Stock Bonus Plan

         For /   /      Against     /   /            Abstain     /   /

     Proposal No. 4 - Approval to change the state of incorporation from Delaware to Nevada

         For /   /      Against     /   /            Abstain     /   /

     THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ABOVE PROPOSALS, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR ALL NOMINEES AND FOR THE OTHER PROPOSALS LISTED ABOVE. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS.

     Please mark, date and sign exactly as name appears hereon, including designation as executor, Trustee, etc. if applicable. A corporation must sign in its name by the President or other authorized officer. All co-owners and each joint owner must sign.

Date:  _______________________



                                   _____________________________________
                                   Signature(s)

                                   Address if different from that on envelope:

                                   _____________________________________
                                   Street Address

                                   _____________________________________
                                   City, State and Zip Code

Please check if you intend to be present at the meeting:

Appendix A

                            RICH COAST INC.
               1997 STOCK OPTION AND STOCK BONUS PLAN

       1.     Purposes of and Benefits Under the Plan.  This 1997 Stock
Option and Stock Bonus Plan (the "Plan") is intended to encourage stock ownership by employees, consultants and directors of Rich Coast Inc. and its controlled, affiliated and subsidiary corporations (collectively, the "Corporation"), so that they may acquire or increase their proprietary interest in the Corporation, and is intended to facilitate the Corporation's efforts to (i) induce qualified persons to become employees, officers and directors (whether or not they are employees) and consultants to the Corporation; (ii) compensate employees, officers, directors and consultants for services to the Corporation; and (iii) encourage such persons to remain in the employ of or associated with the Corporation and to put forth maximum efforts for the success of the Corporation. It is further intended that options granted by the Committee pursuant to Section 6 of this Plan shall constitute "incentive stock options" ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code, and the regulations issued thereunder, and options granted by the Committee pursuant to Sections 7 of this Plan shall constitute "non-qualified stock options" ("Non-qualified Stock Options").

     2. Definitions. As used in this Plan, the following words and phrases shall have the meanings indicated:

          (a)     "Board" shall mean the Board of Directors of the Corporation.

          (b) "Committee" shall mean any Committee appointed by the Board to administer this Plan, if one has been appointed. If no Committee has been appointed, the term "Committee" shall mean the Board.

          (c) "Common Stock" shall mean the Corporation's no par value common stock.

          (d) "Disability" shall mean a Recipient's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months. If the Recipient has a disability insurance policy, the term "Disability" shall be as defined therein.

          (e) "Fair Market Value" per share as of a particular date shall mean the last sale price of the Corporation's Common Stock as reported on a national securities exchange or on the NASDAQ National Market System or by NASDAQ, if the quotation for the last sale reported is not available for the Corporation's Common Stock, the average of the closing bid and asked prices of the Corporation's Common Stock as so reported or, if such quotations are unavailable, the value determined by the Committee in accordance with its discretion in making a bona fide, good faith determination of fair market value. Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, never will lapse.
In the case of Options and Bonuses granted at a time when the Corporation does not have a registration statement in effect relating to the shares issuable hereunder, the value at which the Bonus shares are issued may be determined by the Committee at a reasonable discount from Fair Market Value to reflect the restricted nature of the shares to be issued and the inability of the Recipient to sell those shares promptly.

          (f) "Recipient" means any person granted an Option or awarded a Bonus hereunder.

          (g) "Internal Revenue Code" shall mean the United States Internal Revenue Code of 1986, as amended from time to time (codified as Title 26 of the United States Code) (the" Internal Revenue Code"), and any successor legislation.

     3.     Administration.

          (a) The Plan shall be administered by the Committee. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically conferred under the Plan or necessary or advisable in the administration of the Plan, including the authority: to grant Options and Bonuses; to determine the vesting schedule and other restrictions, if any, relating to Options and Bonuses; to determine the purchase price of the shares of Common Stock covered by each Option (the "Option Price"); to determine the persons to whom, and the time or times at which, Options and Bonuses shall be granted; to determine the number of shares to be covered by each Option or Bonus; to determine Fair Market Value per share; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Option agreements (which need not be identical) entered into in connection with Options granted under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

          (b) Options and Bonuses granted under the Plan shall be evidenced by duly adopted resolutions of the Committee included in the minutes of the meeting at which they are adopted or in a unanimous written consent.

          (c) The Committee shall endeavor to administer the Plan and grant Options and Bonuses hereunder in a manner that is compatible with the obligations of persons subject to Section 16 of the U.S. Securities Exchange Act of 1934 (the "1934 Act"), although compliance with Section 16 is the obligation of the Recipient, not the Corporation. Neither the Committee, the Board nor the Corporation can assume any legal responsibility for a Recipient's compliance with his obligations under Section 16 of the 1934 Act.

          (d) No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option or Bonus granted hereunder.

          (e) It is intended that Options and Bonuses be granted pursuant to this Plan in accordance with applicable provisions of the British Columbia Companies Act and that all grants pursuant to this Plan be so construed.

     4.     Eligibility.
          (a) Subject to certain limitations hereinafter set forth, Options and Bonuses may be granted to employees (including officers) and consultants to and directors (whether or not they are employees) of the Corporation or its present or future divisions and Subsidiary Corporations. In determining the persons to whom Options or Bonuses shall be granted and the number of shares to be covered by each Option or Bonus, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Corporation, and such other factors as the Committee shall deem relevant to accomplish the purposes of the Plan.

          (b) A Recipient shall be eligible to receive more than one grant of an Option or Bonus during the term of the Plan, on the terms and subject to the restrictions herein set forth.

     5.     Stock Reserved.

          (a) The stock subject to Options or Bonuses hereunder shall be shares of Common Stock. Such shares, in whole or in part, may be authorized but unissued shares or shares that shall have been or that may be reacquired by the Corporation. The aggregate number of shares of Common Stock as to which Options and Bonuses may be granted from time to time under the Plan shall not exceed 2,800,000, subject to adjustment as provided in Section 8(i) hereof.

          (b) If any Option outstanding under the Plan for any reason expires or is terminated without having been exercised in full, or if any Bonus granted is forfeited because of vesting or other restrictions imposed at the time of grant, the shares of Common Stock allocable to the unexercised portion of such Option or the forfeited portion of the Bonus shall become available for subsequent grants of Options and Bonuses under the Plan.

     6.     Incentive Stock Options.

          (a) Options granted pursuant to this Section 6 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 8 hereof. Only employees of the Corporation shall be entitled to receive Incentive Stock Options.

          (b) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options granted under this and any other plan of the Corporation or any Parent Corporation or Subsidiary Corporation are exercisable for the first time by an Recipient during any calendar year may not exceed the amount set forth in Section 422(d) of the Internal Revenue Code.

          (c) Incentive Stock Options granted under this Plan are intended to satisfy all requirements for incentive stock options under Section 422 of the Internal Revenue Code and the Treasury Regulations thereunder and, notwithstanding any other provision of this Plan, the Plan and all Incentive Stock Options granted under it shall be so construed, and all contrary provisions shall be so limited in scope and effect and, to the extent they cannot be so limited, they shall be void.


     7     Non-qualified Stock Options.  Options granted pursuant to this
Section 7 are intended to constitute Non-qualified Stock Options and shall be subject only to the general terms and conditions specified in Section 8 hereof.

     8. Terms and Conditions of Options. Each Option granted pursuant to the Plan shall be evidenced by a written Option agreement between the Corporation and the Recipient, which agreement shall be substantially in the form of Exhibit A hereto as modified from time to time by the Committee in its discretion, and which shall comply with and be subject to the following terms and conditions:

          (a) Number of Shares. Each Option agreement shall state the number of shares of Common Stock covered by the Option.

          (b) Type of Option. Each Option Agreement shall specifically identify the portion, if any, of the Option which constitutes an Incentive Stock Option and the portion, if any, which constitutes a Non-qualified Stock Option.

          (c) Option Price. Subject to adjustment as provided in Section 8 (i) hereof, each Option agreement shall state the Option Price, which shall be determined by the Committee subject only to the following restrictions:

               (1) Each Option Agreement shall state the Option Price, which (except as otherwise set forth in paragraphs 8(c)(2) and (3) hereof) shall not be less than 100% of the Fair Market Value per share on the date of grant of the Option.

               (2) Any Incentive Stock Option granted under the Plan to a person owning more than ten percent of the total combined voting power of the Common Stock shall be at a price of no less than 110% of the Fair Market Value per share on the date of grant of the Incentive Stock Option.

               (3) Any Non-qualified Stock Option granted under the Plan shall be at a price no less than 80% of the Fair Market Value per share on the date of grant of the Non-qualified Stock Option.

               (4) The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such option is granted, unless a future date is specified in the resolution.

          (d) Term of Option. Each Option agreement shall state the period during and times at which the Option shall be exercisable, in accordance with the following limitations:

               (1) The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, although such grant shall not be effective until the Recipient has executed an Option agreement with respect to such Option.

               (2) The exercise period of any Option shall not exceed ten years from the date of grant of the Option.

               (3) Incentive Stock Options granted to a person owning more than ten percent of the total combined voting power of the Common Stock of the Corporation shall be for no more than five years.

               (4) The Committee shall have the authority to accelerate or extend the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. No exercise period may be so extended to increase the term of the Option beyond ten years from the date of the grant.

               (5) The exercise period shall be subject to earlier termination as provided in Sections 8(f) and 8 (g) hereof, and, furthermore, shall be terminated upon surrender of the Option by the holder thereof if such surrender has been authorized in advance by the Committee.

          (e)     Method of Exercise and Medium and Time of Payment.

               (1) An Option may be exercised as to any or all whole shares of Common Stock as to which it then is exercisable, provided, however, that no Option may be exercised as to less than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 100).

               (2) Each exercise of an Option granted hereunder, whether in whole or in part, shall be effected by written notice to the Secretary of the Corporation designating the number of shares as to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price for the number of shares so designated, together with any written statements required by, or deemed by the Corporation's counsel to be advisable pursuant to, any applicable securities laws.

               (3) The Option Price shall be paid in cash, or in shares of Common Stock having a Fair Market Value equal to such Option Price, or in property or in a combination of cash, shares and property and, subject to approval of the Committee, may be effected in whole or in part with funds received from the Corporation at the time of exercise as a compensatory cash payment.

               (4) The Committee shall have the sole and absolute discretion to determine whether or not property other than cash or Common Stock may be used to purchase the shares of Common Stock hereunder and, if so, to determine the value of the property received.

               (5) The Recipient shall make provision for the withholding of taxes as required by Paragraph 7 hereof.

          (f)     Termination.

               (1) Unless otherwise provided in the Option Agreement by and between the Corporation and the Recipient, if the Recipient ceases to be an employee or consultant or director of the Corporation (other than by reason of death, Disability or retirement), all Options theretofore granted to such Recipient but not theretofore exercised shall terminate three months following the date the Recipient ceased to be an employee or consultant or director of the Corporation, and shall terminate upon the date of termination of employment if discharged for cause.

               (2) Nothing in the Plan or in any Option or Bonus granted hereunder shall confer upon an individual any right to continue in the employ of or other relationship with the Corporation or interfere in any way with the right of the Corporation to terminate such employment or other relationship between the individual and the Corporation.

          (g) Death, Disability or Retirement of Recipient. Unless otherwise provided in the Option Agreement by and between the Corporation and the Recipient, if a Recipient shall die while a director of, or employed by, or a consultant to the Corporation, or within ninety days after the termination of such Recipient's employment or directorship or consulting relationship, other than termination for cause, or if the Recipient's employment or directorship or consulting relationship, shall terminate by reason of Disability or retirement, all Options theretofore granted to such Recipient (whether or not otherwise exercisable) unless earlier terminated in accordance with their terms, may be exercised by the Recipient or by the Recipient's estate or by a person who acquired the right to exercise such Options by bequest or inheritance or otherwise by reason of the death or Disability of the Recipient, at any time within one year after the date of death, Disability or retirement of the Recipient; provided, however, that in the case of Incentive Stock Options such one-year period shall be limited to three months in the case of retirement.

          (h)     Transferability Restriction.

               (1) Options granted under the Plan shall not be transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or Title I of the Employee Retirement Income Security Act of 1974, or the rules thereunder. Options may be exercised, during the lifetime of the Recipient, only by the Recipient and thereafter only by his legal representative.

               (2) Any attempted sale, pledge, assignment, hypothecation or other transfer of an Option contrary to the provisions hereof and/or the levy of any execution, attachment or similar process upon an Option, shall be null and void and without force or effect and shall result in a termination of the Option.

               (3)(A) As a condition to the transfer of any shares of Common Stock issued upon exercise of an Option granted under this Plan, the Corporation may require an opinion of counsel, satisfactory to the Corporation, to the effect that such transfer will not be in violation of the Securities Act of British Columbia ("B.C. Act") or the U.S. Securities Act of 1933, as amended (the "1933 Act") or any other applicable securities laws or that such transfer has been registered under federal and all applicable state securities laws. (B) Further, the Corporation shall be authorized to refrain from delivering or transferring shares of Common Stock issued under this Plan until the Committee determines that such delivery or transfer will not violate applicable securities laws and the Recipient has tendered to the Corporation any federal, state or local tax owed by the Recipient as a result of exercising the Option or disposing of any Common Stock when the Corporation has a legal liability to satisfy such tax. (C) The Corporation shall not be liable for damages due to delay in the delivery or issuance of any stock certificate for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange or any registration requirements under the B.C. Act, the 1933 Act, the 1934 Act, or under any other state, federal or provincial law, rule or regulation. (D) The Corporation is under no obligation to take any action or incur any expense in order to register or qualify the delivery or transfer of shares of Common Stock under applicable securities laws or to perfect any exemption from such registration or qualification. (E) Furthermore, the Corporation will not be liable to any Recipient for failure to deliver or transfer shares of Common Stock if such failure is based upon the provisions of this paragraph.

               (4) A shareholder issued shares as a bonus under the Plan and/or upon exercise of options granted under the Plan (the "Shares") and wishing to trade such Shares in the Province of British Columbia will be subject to the following resale restrictions in British Columbia: (A) the shareholder must file with the British Columbia Securities Commission a report within 10 days of the initial trade within British Columbia in any of the Shares by the shareholder; and (B) where the shareholder has filed such report with respect to any Shares, the shareholder is not required to file a further such report in respect of additional trades of shares acquired on the same date and under the same exemption as the Shares which are the subject of the initial trade report referred to in Section 5(g)(4)(1) above.

          (i)     Effect of Certain Changes.
               (1) If there is any change in the number of shares of outstanding Common Stock through the declaration of stock dividends, or through a recapitalization resulting in stock splits or combinations or exchanges of such shares, the number of shares of Common Stock available for Options and the number of such shares covered by outstanding Options, and the exercise price per share of the outstanding Options, shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

               (2) In the event of the proposed dissolution or liquidation of the Corporation, or any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or a merger or consolidation of the Corporation with another corporation, the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then current Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, corporate separation or division, or merger or consolidation by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, corporate separation or division, or merger or consolidation; or, in the alternative the Committee may provide that each Option granted under the Plan shall terminate as of a date fixed by the Committee; provided, however, that not less than 30 days' written notice of the date so fixed shall be given to each Recipient, who shall have the right, during the period of 30 days preceding such termination, to exercise the Option as to all or any part of the shares of Common Stock covered thereby, including shares as to which such Option would not otherwise be exercisable.

               (3) Paragraph 2 of this Section 8 (i) shall not apply to a merger or consolidation in which the Corporation is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Corporation in which the Corporation is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (excluding a change in par value, or from no par value to par value, or any change as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect Parent of the Corporation), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

               (4) In the event of a change in the Common Stock of the Corporation as presently constituted into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the Common Stock of the Corporation within the meaning of the Plan.

               (5) To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code.

               (6) Except as expressly provided in this Section 8(i), the Recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structures, or to merge or consolidate, or to dissolve, liquidate, or sell or transfer all or any part of its business or assets.

          (j)     No Rights as Shareholder - Non-Distributive Intent.

               (1) Neither a Recipient of an Option nor such Recipient's legal representative, heir, legatee or distributee, shall be deemed to be the holder of, or to have any rights of a holder with respect to, any shares subject to such Option until after the Option is exercised and the shares are issued.

               (2) No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 8(i) hereof.

               (3) Upon exercise of an Option at a time when there is no registration statement in effect under the B.C. Act and/or the 1933 Act relating to the shares issuable upon exercise, shares may be issued to the Recipient only if the Recipient represents and warrants in writing to the Corporation that the shares purchased are being acquired for investment and not with a view to the distribution thereof and provides the Corporation with sufficient information to establish an exemption from the registration requirements of the B.C. Act and/or the 1933 Act. A form of subscription agreement containing representations and warranties deemed sufficient as of the date of adoption of this Plan is attached hereto as Exhibit B.

               (4) No shares shall be issued upon the exercise of an Option unless and until there shall have been compliance with any then applicable requirements of the U.S. Securities and Exchange Commission and the British Columbia Securities Commission or any other regulatory agencies having jurisdiction over the Corporation.

          (k) Other Provisions. Option Agreements authorized under the Plan may contain such other provisions, including, without limitation, (i) the imposition of restrictions upon the exercise and (ii) in the case of an Incentive Stock Option, the inclusion of any condition not inconsistent with such Option qualifying as an Incentive Stock Option, as the Committee shall deem advisable.

     9. Grant of Stock Bonuses. In addition to, or in lieu of, the grant of an Option, the Committee may grant Bonuses.

            (a) At the time of grant of a Bonus, the Committee may impose a vesting period of up to ten years, and such other restrictions which it deems appropriate. Unless otherwise directed by the Committee at the time of grant of a Bonus, the Recipient shall be considered a shareholder of the Corporation as to the Bonus shares which have vested in the grantee at any time regardless of any forfeiture provisions which have not yet arisen.

           (b) The grant of a Bonus and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Corporation's counsel of all legal matters in connection therewith, including compliance with the requirements of the B.C. Act, the 1933 Act, the 1934 Act, other applicable securities laws, rules and regulations, and the requirements of any stock exchanges upon which the Common Stock then may be listed. Any certificates prepared to evidence Common Stock issued pursuant to a Bonus grant shall bear legends as the Corporation's counsel may seem necessary or advisable. Included among the foregoing requirements, but without limitation, any Recipient of a Bonus at a time when a registration statement relating thereto is not effective under the B.C. Act and/or the 1933 Act shall execute a Subscription Agreement substantially in the form of Exhibit B.
     10. Agreement by Recipient Regarding Withholding Taxes. Each Recipient agrees that the Corporation, to the extent permitted or required by law, shall deduct a sufficient number of shares due to the Recipient upon exercise of the Option or the grant of a Bonus to allow the Corporation to pay federal, provincial, state and local taxes of any kind required by law to be withheld upon the exercise of such Option or payment of such Bonus from any payment of any kind otherwise due to the Recipient. The Corporation shall not be obligated to advise any Recipient of the existence of any tax or the amount which the Corporation will be so required to withhold.

     11. Term of Plan. Options and Bonuses may be granted under this Plan from time to time within a period of ten years from the date the Plan is adopted by the Board.


     12.     Amendment and Termination of the Plan.
          (a)     (1)   Subject to the policies, rules and regulations of any
lawful authority having jurisdiction (including any exchange with which the shares of the Corporation are listed for trading), the Board of Directors may at any time, without further action by the shareholders, amend the Plan or any option granted hereunder in such respects as it may consider advisable and, without limiting the generality of the foregoing, it may do so to ensure that options granted hereunder will comply with any provisions respecting stock options in the income tax and other laws in force in any country or jurisdiction of which from time to time be resident or citizen or it may at any time, without action by shareholders, terminate the Plan.

                  (2) provided, however, that any amendment that would: (A) materially increase the number of securities issuable under the Plan to persons who are subject to Section 16(a) of the 1934 Act; or (B) grant eligibility to a class of persons who are subject to Section 16(a) of the 1934 Act and are not included within the terms of the Plan prior to the amendment;
(C)  materially increase the benefits accruing to persons who are subject to
Section 16(a) of the 1934 Act under the Plan; or (D) require shareholder approval under applicable state law, the rules and regulations of any national securities exchange on which the Corporation's securities then may be listed, the Internal Revenue Code or any other applicable law, shall be subject to the approval of the shareholders of the Corporation as provided in Section 13 hereof;

                  (3) provided further that any such increase or modification that may result from adjustments authorized by Section 8(i) hereof or which are required for compliance with the 1934 Act, the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, their rules or other laws or judicial order, shall not require such approval of the shareholders;
          (b) Except as provided in Section 8 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Option previously granted, unless the written consent of the Recipient is obtained.


     13. Approval of Shareholders. The Plan shall take effect upon its adoption by the Board but shall be subject to approval at a duly called and held meeting of stockholders in conformance with the vote required by the Corporation's Charter documents, resolution of the Board, any other applicable law and the rules and regulations thereunder, or the rules and regulations of any national securities exchange upon which the Corporation's Common Stock is listed and traded, each to the extent applicable.

     14. Termination of Right of Action. Every right of action arising out of or in connection with the Plan by or on behalf of the Corporation or of any Subsidiary, or by any shareholder of the Corporation or of any Subsidiary against any past, present or future member of the Board, or against any employee, or by an employee (past, present or future) against the Corporation or any Subsidiary, will, irrespective of the place where an action may be brought and irrespective of the place of residence of any such shareholder, director or employee, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action is alleged to have risen.

     15. Tax Litigation. The Corporation shall have the right, but not the obligation, to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue which is related to the Plan and which the Board believes to be important to holders of Options issued under the Plan and to conduct any such contest or any litigation arising therefrom to a final decision.

     16.     Adoption.

          (a) This Plan was approved by resolution of the Board of Directors of the Corporation on June 23, 1997.

          (b) If this Plan is not approved by the shareholders of the Corporation within 12 months of the date the Plan was approved by the Board of Directors of the Corporation as required by Section 422(b)(1) of the Internal Revenue Code, this Plan and any options granted hereunder to persons other than directors shall be and remain effective, but the reference to Incentive Stock Options herein shall be deleted and all options granted hereunder shall be Non-qualified Stock Options pursuant to Section 7 hereof.

EXHIBIT A
SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW


Section 262  Appraisal Rights.

(a) Any stockholder of acorporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to s 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to s 251 (other than a merger effected pursuant to s 251(g) of this title), s 252, s 254, s 257, s 258, s 263 or s 264 of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of s 251 of this title.

(2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to ss 251,252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

          a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;
          b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

          c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

          d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under s 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of his shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to s 228 or s 253 of this title, each consitutent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constitutent corporation who are entitled toappraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is
given on or after the effective      date of the merger or consolidation, such
notice shall be given by thesurviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constitutent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constitutent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constitutent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after his written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.
(h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted his certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that he is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded his appraisal rights as provided in subsection
(d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of his demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Courtdeems just.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.